Exhibit 10.59

Waiver of Redemption and Demand Registration

Series                 Preferred Stock

The undersigned holder (the “Holder”) of the Series                 Preferred Stock (the “Series Preferred”) of First Physician’s Capital Group, Inc., a Delaware corporation (the “Company”), hereby irrevocably waives (i) the Holder’s rights with respect to redemption upon a “Triggering Event” (as that term is defined in the Certificate of Designation of the Series                 Preferred (the “Certificate of Designation”)) set forth in Section V.B of the Certificate of Designation and (ii) any right or claim pursuant to the terms of the Certificate of Designation to demand the filing by the Company or any other party of a “Registration Statement” (as that term is defined in the Certificate of Designation).

IN WITNESS WHEREOF, the Holder has caused this Waiver to be executed as of the date set forth below.

Number of shares of Series                 Preferred held by Holder:

If Holder is an individual:	If Holder is an entity:

Signature	Name of Entity

Printed Name:	By:
Signature

Date:		Name:

Title:

Date: